Exhibit 99.1

HILTON GRAND VACATIONS
Investor Presentation Q1 2017
© Hilton Grand Vacations Proprietary

DISCLAIMER
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the spin-offs and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the timeshare industry, risks related to financing transactions consummated in connection with the spin-off, macroeconomic factors beyond our control, competition for timeshare sales, risks related to doing business with third-party developers, performance of our information technology systems, risks of doing business outside of the United States and our indebtedness, as well as those described under the section entitled “Risk Factors” in our effective Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”) on March 2, 2017. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
This presentation is not an offer to sell or the solicitation of an offer to buy any securities of the company, nor will there be any sales of securities of the company in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
This presentation includes certain terms that are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”), and certain financial measures that are not calculated in accordance with U.S. GAAP, including earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization (“EBITDA”), Adj. EBITDA, Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Contract Sales, Free Cash Flow and Return on Invested Capital (“ROIC”). Non-GAAP financial measures Adj. EBITDA, Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix and footnotes of this presentation for a reconciliation of the historical and forward-looking non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

© Hilton Grand Vacations Proprietary

Company Overview

© Hilton Grand Vacations Proprietary

THE NEW PARADIGM IN VACATION OWNERSHIP
Exceptional Vacation Offerings
48 UPSCALE ASSETS IN
HIGH-DEMAND LOCATIONS2 14K
EXCHANGE OPTIONS
94 OUT OF 100
QUALITY ASSURANCE (AVERAGE SCORE)
Strong Net Owner Growth
8% 2007–2016 CONTRACT SALES CAGR 269K 12/31/2016 CLUB MEMBERS
8% CAGR
212 230 250 269
2013 2014 2015 2016
Number of members (in 000s)
Differentiated Capital-Efficient Business Model
56%
$668 1.7x-1.9x FEE-FOR-SERVICE AS % OF 2016 CONTRACT SALES
HGV Approximate Third Party 1
2011–2016 Cumulative Inventory Spend
Strong FCF Generation and ROIC
35.4%
$659M
4-YEAR CUMULATIVE FREE CASH FLOW 12.5% 2.8X
2011 2016
Return on Invested Capital
89%
Adj. EBITDA
Growth
(‘11-‘16)
(1) Approximate Third Party based on a range of product cost times sales value of inventory. (2) 39/9 assets in Resort/Urban destinations, respectively

© Hilton Grand Vacations Proprietary

CUSTOMER LIFE CYCLE
Real Estate
First Time Buyer
• Deeded timeshare
• Real Estate margin
27.6% YE 2016
Financing
Credit
• Loans to high-quality customers
• Interest income
• Origination and servicing fees
Club & Resort
Dues & Fees
• Manage resort HOAs
– HOA management fees
• Operate HGV Club –Club enrollment fees, annual membership dues and transaction fees
Rental & Ancillary
On Property
• Market transient rental – rental revenues
• Retail, F&B and spa revenues
Real Estate
Additional Purchase
• Second sale Real Estate revenue
• Incremental Management Fees, Financing, Rental & Ancillary Revenue

© Hilton Grand Vacations Proprietary

REVENUE LIFECYCLE

We expect to generate 60% of a customer's lifetime value after the initial purchase.



Initial VOI Purchase
~$25K
Purchase of home resort stay and points
Financing[1]
Financing of some or all of the VOI purchase
37%
10%
~60%
13%
1%
39%
Follow-on VOI Spend
Point reloads for nicer rooms and locations
Club and Resort[1]
Payment of club dues and HOA fees
Rental and Ancillary[1,2]
Purchases on resort
(e.g., spa, food and beverage)

Note: (1) Average, including spend related to follow-on VOI purchases, adjusted for defaults and share of customers financing; includes all interest revenue for contract sales; (2) Rental sales and retail sales associated with transient and marketing stays not attributed to members. Analysis represents ancillary spend and excludes rental.
Source: Company analysis

6

© Hilton Grand Vacations Proprietary

VACATION OWNERSHIP IS FLEXIBLE
Home Resort HGV Club Points Hilton Hotels Other Uses 14,000+ Vacation Options
90% in Hilton Ecosystem Lagoon Tower 48 HGV Resorts 5,000 Hilton Hotels Cruise Exchange, RCI & Airline
Source: Company reports

© Hilton Grand Vacations Proprietary

CONSISTENT GROWTH
Timeshare Industry Sales ($b)
$12.0b WYNDHAM** VACATION OWNERSHIP $2.0b
$10.0b vistana SIGNATURE EXPERIENCE $1.6b
$8.0b H Holiday inn Club Vacations*
MARRIOTT VACATIONS WORLDWIDE $1.2b
$6.0b DISNEY Vacation Club
HILTON GRAND VACATIONS $0.8b
HYATT VACATION OWNERSHIP
$4.0b MARKET VOLUME LOSS
$8.6 $0.4b
$2.0b $6.3
$0.0b $1.0 $0.0b
1974 1975 1976 1977 1978 1979*1980 1981 1982 1983 1984 1985*1986 1987 1988 1989 1990*1991*1992 1993*1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
HGV Net VOI Sales ($b)1
1974–2007 CAGR: 15% Timeshare Industry Sales Growth ($B) HGV
(1) Unless otherwise noted, HGV Net VOI Sales data from historical financial statements. 1992 – 1998 HGV Net VOI Sales estimated due to lack of historic data. Note: (*) Started as Orange Lake Resort (**) Wyndham predecessor Fairfield entered the market in 1966, but went bankrupt in 1990. It emerged as the first vacation ownership company to use a points-based model. Source: ARDA; public financials; company reports .

© Hilton Grand Vacations Proprietary

STRONG MARKET POSITIONING
Trailing 12-Month Sales Relative to Calendar Year 2007
HGV Market Share: 5%12%
(‘07-‘15)
200% 175% 150% 125% 100% 75% 50% 25% 0%
HGV
WYN INDUSTRY
VAC SVO1
Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16
2016 HGV VAC ILG1 2 WYN
Contract Sales ($ millions) 1,172 724 347 2,012
Fee-for-service Sales Mix 56% 0% 0% 3%
Net Owner Growth 8% (2%) 0% (1%)
(1) Starwood Vacation Ownership acquired by Interval Leisure Group in May 2016. (2) ILG Contract Sales includes $64M in sales from unconsolidated joint venture in Maui. Source: Company Financials

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STRATEGIC PRIORITIES
Grow Sales and Member Base Maximize Customer Engagement & Experience Optimize our Sales Mix of Capital Efficient Inventory Pursue Opportunistic Business Ventures Focus on Talent and Operating Efficiency
Grow contract sales with balanced mix of new and existing owners Expand product, service, and technology options for our members Target balanced mix of owned and fee-for-service (FFS) sales Use innovative platform and experience to create new products Expand team member engagement opportunities
Remain focused on Net Owner Growth (NOG) Consistently deliver quality customer service and experiences Drive premium top line growth, FCF and ROIC Work with Hilton Worldwide and Park to expand our footprint Further leverage organizational alignment across the company
Source: Company reports

© Hilton Grand Vacations Proprietary

HIGH-QUALITY, LOYAL CUSTOMERS
We consider our ~273,000 members to be among the highest quality in the industry with:
$113,000 92% 25 743
Average Household Income (Owners as of 12/31/16) Homeowners (Owners as of 12/31/16) Leisure Travel Days Per Year Weighted Average Fico Score1 (3 months ended 3/31/17)
40% 37% 18% 1.5% 3.67%
Baby Boomers Generation X (2016 New Owners) Millennials Delinquency Rate Past (For Loans Due Not Over in Default) 30 Days (As of 12/31/16)2 Loan Default Rate (Year ended 12/31/16)
(1) For new loans to U.S. and Canadian borrowers at the time of origination; (2) 2.55% HOA delinquency rate for the year ended 12/31/16 Source: Company analysis

© Hilton Grand Vacations Proprietary

HIGHLY EFFECTIVE CUSTOMER ENGAGEMENT MODEL
300 200 100 0
Tours (000s)
‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16
Non-Owner Owner

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MARKETING CHANNELS
2016 Marketing Mix
In House 27%
Non-Hilton Affiliate 9%
Hilton Hotel Marketing 9%
Club Direct 6%
Direct Marketing 49%

© Hilton Grand Vacations Proprietary

NET OWNER GROWTH
Member Growth (1999 – 2016)
300,000 200,000 100,000 0
16% CAGR
269K
‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16
US Japan Other Int’l

© Hilton Grand Vacations Proprietary

INDUSTRY-LEADING NET OWNER GROWTH
Net Owner Growth
HILTON GRAND VACATIONS
Ilg
WYNDHAM VACATION OWNERSHIP
MARRIOTT VACATIONS WORLDWIDE
CAGR 2011–2016
9%
2%1 2% (1)%
(1) Reflects 2014-2016 growth in members for Vistana Signature Experiences and Hyatt Vacation Ownership Source: Company analysis

© Hilton Grand Vacations Proprietary

CAPITAL-EFFICIENT BUSINESS MODEL
26%
56% 18%
Fee-for-Service
Capital:
• Third Party Capital
Revenue Streams:
• Commissions & Brand Fees
• Club & Resort Management
• Rental & Ancillary
Margin:
• vs. Developed - lower • vs. JIT - lower
Return:
• vs. Developed - higher • vs. JIT - higher
26%
56% 18%
Just-in-Time
Capital:
• HGV Capital
Revenue Streams:
• Sales of VOI
• Financing
• Club & Resort Management
• Rental & Ancillary
Margin:
• vs. Developed - lower • vs. FFS - higher
Return:
• vs. Developed - higher • vs. FFS - lower
26%
56% 18%
Developed
Capital:
• HGV Capital
Revenue Streams:
• Sales of VOI
• Financing
• Club & Resort Management
• Rental & Ancillary
Margin:
• vs. JIT - higher • vs. FFS - higher
Return:
• vs. JIT - lower • vs. FFS - lower
Note: Above charts reflect percentage of 2016 Contract Sales ($1,172 million) Source: Company analysis

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THE CAPITAL-EFFICIENT MODEL ALLOWS US TO DEVELOP INVENTORY RAPIDLY AND SUPPORT HIGHER SALES
HGV Contract Sales (2011-2016)
(Millions of Dollars)
12.5% ROIC
1,200 1,000 800 600 400 200 0
688 52
52
550
86
2011
796
134
546
116
2012
829
258
319
252
2013
905
351 235 319
2014
1,068
611
246
211
2015
35.4% ROIC 1,172
657
304
211
2016
Owned
% FFS 8% 17% 31% 39% 58% 56%
CAGR (2011–2016)
Total 11%
FFS 66%
Developed (11)%
JIT 20%

© Hilton Grand Vacations Proprietary

KEY DEVELOPMENT PARTNERS
3rd Party Developers Property Names (dates) # of units HGV Investment ($ millions) Estimated Gross Volume ($ millions) Since 2010
LANTERN ASSET MANAGEMENT
• Elara – 2012 (Conversion) 1,200 $21 $1,540 – 1,880 2,690 units added
Centerbridge
• Sunrise Lodge – 2012 (Conversion) 83 2 140 – 170
Blackstone $61M HGV
ADIA
• Grand Islander – 2014 (New Build) 417 23 1,590 – 1,940 investment
$5B estimated
gross volume
Goldman Sachs
• Las Palmeras – 2016 (Conversion) 206 5 290 – 360
Goldman Sachs
• Anderson Ocean Club – 2011 (Conversion) 172 1 170 – 210
STRAND CAPITAL GROUP
• Ocean 22 – 2014 (New Build) 220 5 280 – 340
• Ocean Oak Resort – 2015 (New Build) 125 2 210 – 260 $61M
vs.
$1.3B1
GRAND PACIFIC RESORTS Time Away Time Together
• MarBrisa – 2010 (Conversion) 236 1 270 – 330
Prime Investmenti
• Borgo Alle Vigne – 2013 (New Build) 31 1 20 – 30
(1) Represents the capital HGV would have spent if these weren’t Fee-for-Service projects: estimated product cost of 25% applied to the $5B estimated gross volume Source: Company reports

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Financial Strengths

KEY BUSINESS DRIVERS
Real estate revenues driven by tours and closings
Real estate margin driven by inventory, sales and marketing efficiency
We finance 2/3 of our owned inventory sales and scale and low cost of funds drives financing margin
Net owner growth focus expands member base
Growing membership base drives resort and club margin
We rent unsold/unused inventory and generate margin after covering the cost of inventory carry and HGV point conversions

© Hilton Grand Vacations Proprietary

KEY BUSINESS DRIVERS
Tours
(thousands)
288 306
246 262
2013 2014 2015 2016
Contract Sales
($ millions)
$1,172
$1,068
$905
$829
2013 2014 2015 2016
Financing Propensity1
63.6% 65.3%
55.1%
46.9%
2013 2014 2015 2016
Default Rate
3.67%
3.22%
2.99% 2.84%
2013 2014 2015 2016
# of Members
(thousands)
269
250
230
212
2013 2014 2015 2016
Club & Resort Management
Revenue per Member
$488 $500 $531
$434
2013 2014 2015 2016
(1) % of developed contract sales financed (excluding 90-day “same as cash” loans).

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RESILIENT BUSINESS MODEL
Contribution to Segment Adjusted EBITDA
2016
39% Contractual and Recurring
Financing 19%
Real Estate 45% Club & Resort 20%
Rental & Ancillary 16%
38% One-Year Visibility

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OUTLOOK AND ADJUSTED EBITDA RECONCILIATION
2017E
(In millions) Low Case High Case
Adjusted EBITDA1 372 397
Share based comp 16 14
Other items2 11 11
EBITDA1 345 372
Corporate debt interest expense 27 27
Depreciation and amortization 27 27
Income tax expense 121 132
Net income 170 186
Cash flow from operating activities 190 205
Non-inventory capex (50) (45)
Free cash flow 140 160
2017
Net Income $170M to $ 186M
EPS $1.72 to $1.88
Adjusted EBITDA1 $372M to $ 397M
Net Cash Provided by Operating Activities $190M to $ 205M
Free Cash Flow $140M to $ 160M
Contract Sales Growth 5% to 7%
FFS as % of Contract Sales 52% to 57%
(1) During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off from Hilton.
(2) Represents adjustments for one-time public company costs 23
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HISTORICAL ADJUSTED EBITDA RECONCILIATION
Year Ended December 31,
2013 2014 2015 2016
Total Revenues $1,224 $1,317 $1,475 $1,583
Net income 128 167 174 168
Recourse debt interest expense 48 36 29 29
Income tax expense 90 113 118 125
Depreciation and amortization 16 18 22 24
EBITDA1 $282 $334 $343 $346
Gain on debt extinguishment (22) - - -
Other (gain)/loss - (5) - 1
(Gain)/loss on foreign currency translation 5 2 - -
Share-based compensation expense 22 4 13 8
Other adjustment items 12 3 4 35
Adjusted EBITDA1 $299 $338 $360 $390
Cash flow from operations 196 213 131 158
Share-based compensation 22 4 13 8
Non-inventory capital expenditures (17) (17) (18) (34)
Free Cash Flow $201 $200 $126 $132
(1)During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off from Hilton.

© Hilton Grand Vacations Proprietary

LTM SALES AND SEGMENT ADJUSTED EBITDA RECONCILIATION
Year Ended December 31,
2015 2016
Contract Sales 1,068 1,172
Fee-for-Service Sales 611 657
Owned Sales 457 515
Business Lines
Real Estate
Revenues
Sales of VOIs, net 492 508
Sales, marketing, brand and other fees 457 499
Expenses
Cost of VOI sales (173) (152)
Sales and marketing (541) (605)
Restructuring and one-time spin related costs --- 3
Intersegment Eliminations (16) (21)
Share-based compensation add-back 2 2
Contribution to Segment Adjusted EBITDA 221 234
Financing
Revenues
Financing Revenue 127 134
Expenses
Financing Expense (32) (32)
Contribution to Segment Adjusted EBITDA1 95 102
Club and Resort Management
Revenues
Club and resort management revenues 125 143
Expenses
Club and resort management expense (32) (36)
Intersegment Eliminations (1) (2)
Share-based compensation add-back 1 1
Contribution to Segment Adjusted EBITDA 93 106
Rental and Ancillary
Revenues
Rental and ancillary services revenues 164 173
Intersegment Eliminations 18 23
Expenses
Rental and ancillary services expense (113) (113)
Contribution to Segment Adjusted EBITDA 69 83
Total Segment Adjusted EBITDA1 478 525
(1)During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off from Hilton.

© Hilton Grand Vacations Proprietary

Hilton Grand Vacations

© Hilton Grand Vacations Proprietary